Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

14. Debt

Debt consists of the following as of December 31:

				Weighted
				average
				interest rate
				December 31,
	2010	2011	(1)	2011 (2)	Maturity
ECA-guaranteed financings	$1,577,325	$1,662,810		2.48%	2023
ALS I debt	806,574	640,332		0.53%	2032
ALS II debt	803,852	693,180		2.13%	2038
Revolving credit facility	591,676	461,421		3.18%	2016
GFL securitization debt	627,704	624,973		0.52%	2032
TUI portfolio acquisition facility	313,223	262,302		1.93%	2015
Skyfunding B737-800 acquisition facility	—	133,669		3.86%	2021
AT revolving credit facility	291,628	—		—	—
Subordinated debt joint ventures partners(3)	87,568	64,280		19.35%	2022
Other debt	1,466,613	1,568,198		4.19%	2023
	$6,566,163	$6,111,165

(1)	As of December 31, 2011, we remain in compliance with the respective financial covenants across the Company's various debt obligations.
(2)	The weighted average interest rate in the table above excludes the impact of derivative instruments, interest rate caps and interest rate swaps, which we hold to hedge our exposure to interest rates.
(3)	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

     Aggregate maturities of debt and capital lease obligations (included in other debt) during the next five years and thereafter are as follows:

Debt
maturing
2012	$800,861
2013	731,267
2014	739,025
2015	1,093,315
2016	909,666
Thereafter	1,837,031
$6,111,165

     ECA-guaranteed financings – A320 aircraft —In April 2003, we entered into an $840.0 million export credit facility ("ECA Facility") for the financing of up to 20 A320 Airbus Family aircraft up to December 31, 2005. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. In January 2006, the ECA Facility was amended and extended to cover an additional nine aircraft and its size increased to a maximum of $1.2 billion. In November 2008, the export credit facility was further amended to cover an additional aircraft and the maximum amount of the facility remained unchanged. The terms of the lending commitment in the ECA Facility are such that the ECA only approve funding for aircraft that are due for delivery on a six-month rolling basis and have no obligation to fund deliveries beyond that time frame. The margin over three-month LIBOR ranges from 0.12% to 0.90%. We are obligated to repay principal on ECA loans over a ten or 12-year term. The ECA Facility contains certain net worth financial covenants, a breach of which would cause us to lose some of our operational flexibility under our leases, such as a requirement to grant pledges over certain bank accounts to the respective lenders. In addition, all loans under the ECA Facility contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The security structures of the ECA-guaranteed debt require that legal title to the aircraft be transferred to and held by a special purpose company controlled by the lenders. We have entered into head lease agreements on the subject aircraft which transfer the risk and rewards of ownership of the aircraft to us. Aircraft subject to these structures are recorded as flight equipment held for operating lease on our balance sheets. The obligations outstanding under the ECA financings are secured by a pledge of our shares to the lenders which hold legal title to the aircraft financed under the respective financing. The obligations of each of our aircraft-owning subsidiaries under the ECA Facility are guaranteed by us.

     ECA-guaranteed financings 2008—Airbus A330 and A320 family aircraft — In December 2008, we entered into a $1.4 billion export credit facility for the financing of up to 15 Airbus A330 aircraft. From time to time since 2008, the export credit facility has been further amended to cover certain additional Airbus A330 and A320 family aircraft and an ECA capital markets transaction in relation to three A330 aircraft. The maximum size of the facility was increased to $1.6 billion.

     Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The margin over three-month LIBOR is 1.47%, and a significant tranche of this ECA debt has been fixed at a weighted average rate of 3.02%. The interest rates for the remaining loans will be agreed on a rolling basis. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2008 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

     ECA-guaranteed financings 2009 – A320 aircraft— In March 2009, we entered into a $846.0 million export credit facility for the financing of up to 20 Airbus A320 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. The interest rate for the aircraft financed as of December 31, 2011, is fixed and floating, with the fixed rate tranche bearing a weighted average interest cost of 4.23%, and the floating rate tranche bearing an average margin of 1.11% over three month USD LIBOR. We are obligated to repay principal on ECA loans over a ten or 12-year term. The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2009 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control.

     The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary's obligations under the financings are guaranteed by us.

     As of December 31, 2011, five A320 family aircraft under this facility have been delivered from the manufacturer. Following the redemption of shares issued by AerVenture such that AerCap AerVenture Holding NV became the 100% owner of the issued share capital in AerVenture, this facility will no longer be utilized. Only the Export Credit 2008 facility will be available for the financing of future contracted Airbus deliveries subject to customary ECA conditions.

     At December 31, 2011, we had financed 44 aircraft under ECA-guaranteed financings. The net book value of aircraft pledged to the ECA was $2.0 billion at December 31, 2011.

     ALS I debt—Aircraft Lease Securitisation Limited ("ALS I") is a special purpose company incorporated with limited liability in Jersey, Channel Islands, on August 10, 2005. The share capital of ALS I is owned 95.1% by Jersey charitable trusts and 4.9% by AerCap Ireland and is a consolidated subsidiary. ALS I was formed for the purpose of raising securitized debt financing on 42 of our aircraft which were not then subject to other secured financings. On May 8, 2007, we completed a refinancing of ALS I with the issuance of $1.7 billion of securitized notes in one class of AAA-rated class G-3 floating rate notes. The proceeds from the refinancing were used to redeem all outstanding ALS I debt, other than the most junior class of notes, to refinance the indebtedness that had been incurred to purchase 24 previously acquired aircraft, and to finance the purchase of four additional new aircraft, increasing ALS I's aircraft portfolio size to 70 aircraft. As a result of the refinancing, in 2007, we recorded additional interest expense of $27.4 million related to the write-off of unamortized debt issuance costs. Following a number of aircraft sales, there are 51 aircraft in the ALS I portfolio as of December 31, 2011.

     The primary source of payments on the notes is lease payments on the aircraft owned by the subsidiaries of ALS I. We retained the most junior class of notes in the securitization, as a result of which we still consolidate ALS I's results in our financial statements. The net book value of the remaining 51 aircraft pledged as collateral for the securitization debt was $1.1 billion at December 31, 2011.

     ALS I is bankruptcy-remote from us and the lenders to ALS I may only look to proceeds derived from the 57 ALS I aircraft for repayment. The indenture agreement, which governs the securitized notes, require that ALS I hold a designated amount of cash aside in restricted accounts for future cash flow requirements of ALS I. All cash held by ALS I is recorded as restricted cash on our balance sheets. The indenture also requires ALS I to comply with a number of general and operating covenants.

     ALS II debt—On June 26, 2008, we completed a securitization in which Aircraft Lease Securitisation II Limited ("ALS II") issued securitized class A-1 notes and class A-2 notes, rated A+ by Standard & Poor's and A1 by Moody's. At closing in June 2008, the class A-1 notes each had an outstanding principal balance of zero, and were issued to commitment holders. The commitment holders committed to advance funds, subject to certain conditions.

     The principal balance of the class A-1 notes increased in an amount equal to the amount advanced by each commitment holder. Funded class A-1 notes may be exchanged for class A-2 notes subject to certain conditions. The class A-1 notes are ranked pari passu with the class A-2 notes.

     The advances made by the commitment holders were applied to purchase 30 aircraft from AerVenture Leasing 1 Limited, a subsidiary of AerVenture Limited (our consolidated joint venture). All 30 aircraft have been delivered to the transaction and the 30th aircraft was delivered in May 2010. The 30 aircraft are among the 70 aircraft being delivered by Airbus to AerVenture Limited between 2007 and 2011. The primary source of payments on the notes will be lease payments on the aircraft owned by subsidiaries of ALS II. The final maturity date of the notes will be June 26, 2038. During the year, a portion of A-1 notes were exchanged for A-2 notes.

     The notes are secured by security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of ALS II as well as by ALS II's subsidiaries' interests in leases of the aircraft they own, by cash held by or for them and by their rights under agreements with the service providers. Rentals and reserves paid under leases of the ALS II aircraft are placed in a collection account and paid out according to a priority of payments.

     At December 31, 2011 30 aircraft were financed in ALS II. The net book value of 30 aircraft pledged as collateral for the securitization debt was $1.1 billion at December 31, 2011.

     Revolving credit facility—AerFunding 1 Limited ("AerFunding") is a special purpose company incorporated with limited liability in Bermuda. The share capital of AerFunding is owned 95% by a charitable trust and 5% by AerCap Ireland; AerFunding is a consolidated subsidiary. AerFunding was formed for the purpose of acquiring used aircraft assets which we acquire in the market. AerFunding entered into a non recourse senior secured revolving credit facility during 2006 in the aggregate amount of up to $1.0 billion with a syndicate of financial institutions led by UBS.

     On June 10, 2010, the facility was amended and the revolving loans under the UBS revolving credit facility, which are divided into two classes, were amended. The maximum advance limit on class A loans was amended to $705.5 million from $830.0 million and the maximum advance limit on class B loans was amended to $144.5 million from $170.0 million. The borrowing period during which new advances may be made under the facility expired on May 9, 2011.

     On June 9, 2011, the facility was amended to allow for an additional two year revolving period with a three year term-out period, extending the transaction to June 2016. The maximum facility size was amended to $775.0 million and the commitment and borrowings were amended to a single class of loans. In addition to UBS Securities LLC, lenders to the transaction are Credit Suisse AG, Citibank N.A, Nomura Global Financial Products Inc. and Scotiabank Europe plc.

     In addition to borrowings under the revolving credit facilities, AerFunding has also issued subordinated notes to us at each aircraft purchase. Borrowings under the revolving credit facility can be used to finance between 73% and 78% of the lower of the purchase price and the appraised value of the eligible aircraft. In addition, value enhancing expenditures and required liquidity reserves are also funded by the lenders.

     All borrowings under the revolving credit facility are subject to the satisfaction of customary conditions and restrictions on the purchase of aircraft that would result in our portfolio becoming too highly concentrated, with regard to both aircraft type and geographical location. Borrowings under the revolving credit facility are secured by, among other things, security interests in and pledges or assignments of equity ownership and beneficial interests in all of the subsidiaries of AerFunding, as well as by AerFunding's interests in the leases of its assets. Creditors of AerFunding may only look to the assets of AerFunding and its subsidiaries for repayment—the obligations of AerFunding 1 Limited are non-recourse to us.

     The UBS revolving credit facility includes general and operating covenants that restrict additional indebtedness in the AerFunding subsidiaries owning the related aircraft, the payment of dividends and other limitations which are customary for such credit facilities.

     At December 31, 2011, we had financed 18 aircraft under the UBS revolving credit facility. The net book value of aircraft pledged to lenders under the credit facility was $0.6 billion at December 31, 2011.

     Genesis securitization debt— On December 19, 2006, Genesis Funding Limited, or GFL, completed a securitization and issued a single class of AAA-rated G-1 floating rate notes. The proceeds of the transaction were used by GFL to finance the acquisition of a portfolio of 41 aircraft. Following a number of sales, there are 38 aircraft in the GFL portfolio as of December 31, 2011. The primary source of payments on the notes is the lease payments on the aircraft owned by the subsidiaries of GFL. The notes have the benefit of a financial guaranty insurance policy issued by Financial Guaranty Insurance Company, or FGIC, which has issued a financial guaranty insurance policy to support the payment of interest when due on the notes and the payment of the outstanding principal balance of the notes on the final maturity date of the notes and, under certain other circumstances, prior thereto.

     The notes initially were rated Aaa and AAA by Moody's Investors Service, Inc., or Moody's, and Standard & Poor's Rating Services or S&P, respectively. This rating was based on FGIC's rating. FGIC has suffered significant downgrades of its ratings since the issuance of the notes and is currently unrated by Moody's and S&P. As a result, Moody's and S&P have published stand-alone ratings of the G-1 notes of A3 and A-, respectively.

     Credit Agricole provides a liquidity facility in the amount of $60.0 million, which may be drawn upon to pay expenses of GFL and its subsidiaries, senior hedge payments and interest on the notes. The final maturity date of the notes is December 22, 2032.

     Interest on the notes are due and payable on a monthly basis. Scheduled monthly principal payments on the notes commenced in December 2009 and, subject to satisfying certain debt service coverage ratios and other covenants, will continue until December 2011. Since December 19, 2011, all revenues collected during each monthly period are applied to repay the outstanding principal balance of the notes, after the payment of certain expenses and other liabilities, including the fees of the servicer, the liquidity facility provider and the policy provider, interest on the notes and interest rate swap payments, all in accordance with the priority of payments set forth in the indenture.

     GFL may voluntarily redeem the new notes for a redemption price of the notes equal to the outstanding principal balance of the notes. In addition, GFL must pay any accrued but unpaid interest on the notes and any premium due to FGIC upon redemption of the notes. GFL may redeem the notes in whole or in part, provided that if a default notice has been given under the trust indenture or the maturity of any notes has been accelerated then GFL may only redeem the notes in whole.

     The notes are secured by first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of GFL, their interests in the leases of the aircraft they own, cash held by or for them and by their rights under agreements with GECAS, the initial liquidity facility provider, hedge counterparties and the policy provider. The notes are also secured by a lien or similar interest in any of the aircraft in the portfolio that are registered in the United States or Ireland.

     At December 31, 2011 38 aircraft were financed in the GFL securitization. The net book value of 38 aircraft pledged as collateral for the securitization debt was $0.9 billion at December 31, 2011.

     TUI portfolio acquisition facility—In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture established between us and Deucalion Aviation Funds, entered into a sale and leaseback transaction pursuant to which it agreed to purchase 11 Boeing 737-800, six Boeing 757-200 and two Boeing 767-300 aircraft from the TUI Travel Group, or TUI, and lease the aircraft back to TUI.

     To finance the purchase of the 19 aircraft, a subsidiary of AerCap Partners I entered into a senior facility in an amount of up to $448.6 million with Crédit Agricole, KfW IPEX-Bank GmbH, Deutsche Bank AG London Branch and HSH Nordbank AG which was arranged by Crédit Agricole and KfW IPEX-Bank GmbH. The senior facility is divided into two tranches, the first being used to finance the purchase of the 11 Boeing 737-800 aircraft and the second to finance the purchase of the other eight aircraft. AerCap Partners I must repay the lenders for the amounts drawn on the senior facility in monthly installments starting on July 1, 2008 and the first day of each month thereafter (each a repayment date). The principal amount outstanding under the loan in relation to the first tranche must be repaid in full on April 1, 2015 and the principal amount outstanding under the loan in relation to the second tranche on April 1, 2012. We are currently in the process of re-financing the second tranche of this facility, maturing April 2012.

     The aggregate principal amount of the loans outstanding under the senior facility as of December 31, 2011 was $262.3 million. Following drawdown of the amounts in relation to the 19 aircraft, the remaining commitment under the facility was cancelled subsequent to June 30, 2008.

     Borrowings under the first tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 1.58% until April 1, 2013 and a margin of 1.75% thereafter. Borrowings under the second tranche of the senior facility bear interest at a floating interest rate of one month LIBOR plus a margin of 2.00%. Interest under the senior facility is payable monthly in arrears on each repayment date. Borrowings under the AerCap Partners I facilities may be prepaid without penalty, except for break funding costs if payment is made on a day other than a repayment date. The maturity date of the senior facility will be, in respect of the first tranche, April 1, 2015, and, in respect of the second tranche, April 1, 2012.

If AerCap Partners I is the owner of the aircraft on the relevant maturity date of the senior facility (put option date) relating to the 15 aircraft (April 1, 2015 with respect to the 11 Boeing 737-800 aircraft and April 1, 2012 with respect to the remaining four aircraft) and amounts under the facility remain outstanding with respect to those aircraft on that maturity date of the senior facility (put option date), Crédit Agricole can require AerCap Holdings N.V. (i) to purchase those aircraft, (ii) to purchase those aircraft and the shares of the relevant lessor of those aircraft or (iii) to purchase the beneficial interest that AerCap Partners I has in those aircraft. Crédit Agricole can, subject to certain provisions including cure rights of Deucalion Aviation Funds, also exercise the put option on an AerCap Holdings N.V. insolvency event.

     Borrowings under the senior facility are secured by, among other things, charges over the shares in AerCap Partners I, AerCap Partners I Holding Limited and Lantana Aircraft Leasing Limited, charges over various bank accounts, mortgages over the financed aircraft and security assignments of, inter alia, the lease agreements and letters of credit provided to AerCap Partners I by Royal Bank of Scotland plc. The senior facility contains customary covenants for secured financings through special purpose companies. AerCap Partners I is also subject to covenants included in the senior facility (a) to provide loan-to-value ratio appraisals to the agent on agreed dates and (b) that the ratio of tranche 1 aircraft to all financed aircraft must be at least 43%. The net book value of 15 aircraft pledged to lenders under the credit facility was $0.4 billion at December 31, 2011.

SkyFunding Facility

     General. On October 24, 2011, SkyFunding Limited, a wholly owned subsidiary of AerCap Ireland Limited, entered into a $402.0 million credit facility, which was co-arranged by Crédit Agricole Corporate and Investment Bank, Norddeutsche Landesbank Girozentrale, Commonwealth Bank of Australia, Landesbank Hessen-Thüringen Girozentrale and DVB Bank SE. Crédit Agricole Corporate and Investment Bank acted as co-ordinating bank and senior agent.

     The ten-year credit facility will provide long-term financing for up to 12 Boeing 737-800 NG aircraft subject to leases with American Airlines Inc.

     The loans under the facility are divided into senior loans and subordinated loans. Each senior lender will participate in senior loans with respect to the aircraft allocated to such senior lender in an amount equal to its senior commitment. AerCap Ireland Limited, as subordinated lender, would participate in each subordinated loan in an amount to be agreed between SkyFunding Limited and AerCap Ireland Limited from time to time.

     As of December 31, 2011, four of the 12 aircraft have been delivered and financed under the facility, the aggregate principal amount of the senior loans outstanding under the facility was $133.7 million and the undrawn senior commitment available for drawdown under the facility was $268.0 million. Each senior loan for an undelivered aircraft is available for drawdown up to three months after the end of the scheduled delivery month for such undelivered aircraft. Since the bankruptcy filing of American Airlines, as of March 23, 2012, we took delivery of another four aircraft of the remaining 31 aircraft. As of March 23, 2012, eight aircraft have been financed under the facility.

All borrowings under the facility are subject to the satisfaction of customary conditions precedent.

     The senior loans bear interest at a floating interest rate of one month LIBOR plus a margin of 2.85%, payable quarterly in arrears on each repayment date. SkyFunding Limited has fixed the debt on a number of aircraft with a weighted average interest cost of 4.39%, and has also entered into certain interest rate caps.

     All borrowings under the facility may be voluntarily prepaid, subject to minimum payment amounts and notice provisions, and subject to a prepayment fee of 2.00% of the amount prepaid if the voluntary prepayment is made before the first anniversary of the drawdown, a prepayment fee of 1.50% of the amount prepaid if the voluntary prepayment is made on or after the first and before the second anniversary of the drawdown and a prepayment fee of 1.00% of the amount prepaid if the voluntary prepayment is made on or after the second and before the third anniversary of the drawdown. There are no prepayment penalties for any voluntary prepayments made on or after the third anniversary of the drawdown.

     Mandatory prepayments of borrowings under the facility are required under a number of circumstances, including: (a) upon the occurrence of a total loss with respect to a financed aircraft (in which case mandatory prepayment shall apply to such affected aircraft), (b) if, as a result of a change in law, any of the security documents ceases to be valid or enforceable, (c) in respect of any loan, any of the insurances relating to the applicable aircraft are not obtained or maintained in accordance with the requirements of the facility or such aircraft is operated in a place excluded from the insurance coverage (unless such aircraft is covered by contingent insurance policies taken out by the AerCap group) and (d) in respect of any loan, SkyFunding Limited enters into a replacement lease in respect of the related aircraft which does not comply with the requirements of the facility.

     We are obligated to repay the principal over a ten year term from the initial drawdown date of each loan. Borrowings under the senior facility are secured by, among other things, mortgages on the aircraft, assignments of SkyFunding Limited's beneficial interest in the owner trust relating to each aircraft and SkyFunding Limited's and the relevant owner trustee's interests in the lease documentation relating to each aircraft. The facility contains customary covenants for secured financings, including general and operating covenants.

     At December 31, 2011, we had financed four aircraft under the Skyfunding facility. The net book value of aircraft pledged to lenders under the facility was $0.2 billion at December 31, 2011.

     Other debt—We have entered into various other commercial bank financings to fund the purchase of individual or small groups of aircraft and for general corporate purposes in respect of which the aggregate principal outstanding as of December 31, 2011 was $1.6 billion. These financings include:

Amount outstanding at
December 31, 2011
(US dollars in thousands)
Pre-delivery payment facilities	$47,436
Secured aircraft portfolio transactions	232,614
Secured aircraft financings	1,000,302
Facilities for general corporate purposes	170,000
Japanese operating lease	75,011
Other financings	42,835
Total	$1,568,198

     The financings mature at various dates through 2023. The interest rates are based on fixed or floating LIBOR rates, with spreads on the floating rate transactions ranging up between 0.24% and 5.50% or fixed rate between 1.38% and 12.00%. The majority of the financings are secured by, among other things, a pledge of the shares of the subsidiaries owning the related aircraft, a guarantee from us and, in certain cases, a mortgage on the applicable aircraft. All of our financings contain affirmative covenants customary for secured financings. At December 31, 2011, we had financed 51 aircraft and seven engines under other debt. The net book value of the aircraft pledged to other commercial bank financings was $1.7 billion at December 31, 2011.